UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2005

Commission File Number 1-13610

PMC COMMERCIAL TRUST

(Exact name of registrant as specified in its charter)

TEXAS	75-6446078

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200

(Address of principal executive offices)	(Registrant’s telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Credit and Security Agreement
Servicing Agremeent
Purchase and Contribution Agreement

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On February 7, 2005, we entered into a $100 million conduit warehouse facility (the “Facility”), evidenced by a Credit and Security Agreement among PMC Conduit, L.P., as the borrower (the “Borrower”), PMC Conduit, LLC, PMC Commercial Trust (the “Company”), as the servicer, Jupiter Securitization Corporation, as the conduit lender, the alternate lenders from time to time party thereto and JPMorgan Chase Bank, National Association, as the agent and an alternate lender (the “Agreement”).

The Facility is a revolving line of credit, secured by loans originated by the Company, which have been or will be sold and/or contributed to the Borrower. While the Company has not guaranteed the repayment of the Facility, the Company must repurchase the loans securing the Facility if certain of the representations and warranties made by the Company in connection with the Facility are breached. The ability to make draws under the Facility expires on February 6, 2008. At the end of each annual period commencing February 6, 2006, the alternate lenders have the option to extend their respective commitments for an additional 364-day period. If the Facility is not extended, any and all principal amounts outstanding thereunder and all accrued and unpaid interest thereon will be immediately due and payable. The Agreement contains customary default provisions as well as a cross-default to the Company’s revolving credit facility.

Item 9.01.	Financial Statements and Exhibits.

     (c) Exhibits

10.1	Credit and Security Agreement by and among PMC Conduit, L.P., as Borrower, PMC Conduit, LLC, PMC Commercial Trust, as Servicer, Jupiter Securitization Corporation, as the Conduit Lender, The Alternate Lenders from Time to Time Party hereto and JPMorgan Chase Bank, National Association as Agent dated February 7, 2005.

10.2	Servicing Agreement by and among PMC Conduit, L.P., as Borrower, PMC Commercial Trust as Servicer and JPMorgan Chase Bank, National Association as Agent dated February 7, 2005.

10.3	Purchase and Contribution Agreement by and between PMC Commercial Trust, as Seller and PMC Conduit, L.P., as Purchaser dated February 7, 2005.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 11, 2005
PMC COMMERCIAL TRUST
	By:	/s/ Barry N. Berlin
Barry N. Berlin, Chief Financial Officer